Other Investment	6 Months Ended
Jun. 30, 2023
Disclosure Of Investments [Abstract]
Other Investments

Note 6 – Other Investments

	June 30	June 30	December 31
	2023	2022	2022
	USD thousands	USD thousands	USD thousands

Therapin asset (A)	425	1,346	1,292
Financial asset at fair value through profit or loss (B)	403	-	-
	828	1,346	1,292

A.	Separation Agreement from Therapin

The Company entered into a separation agreement with Therapin on May 26, 2020, where it cancelled its previous investment agreement with Therapin and replaced it with a debt arrangement. Therapin committed to paying the Company NIS 40 thousand (approximately USD 11 thousand) per month for 119 months for a total of NIS 4.8 million (approximately USD 1.4 million) plus NIS 2.45 million (approximately USD 0.7 million) to be paid upon an exit event. If Therapin completes an exit event during the payment period, the Company will have the option to receive shares or payment in cash for the remaining balance. If Therapin generates a distributable surplus or distributes a dividend, the Company will receive a portion of it as repayment. During the six months ended 30 June 2023, Therapin experienced delays in payments to the Company in a manner that was not considered a breach of the agreement. The Company received only USD 45 thousand and recorded a re-valuation financing expense in the amount of USD 787 thousand.

The Company re-measured the asset using a Level 3 fair value measurement at approximately USD 0.4 million (NIS 1.6 million). The fair value was assessed by capitalization of future cash flows (proceeds) at interest rates that reflect the level of risk (based on the duration of the debt) of these proceeds and were classified as Level 3 in the fair value hierarchy. The estimated capitalization interest was based on repayment dates and analysis of the market in which Therapin operates. The Company is not anticipating a Therapin exit event.

The Discount Rate as of June 30, 2023, reflects the Company’s management assumption regarding the risks due to the Therapin’s financial difficulties, as mentioned above, and the current market conditions in the cannabis sector in which Therapin operates. Additionally, the Company’s management anticipates that in the event of a bankruptcy of Therapin, which constitutes an acceleration event of the repayment of the loan, there will be insufficient funds to repay the loan to the Company.

1. Developments in Therapin asset	USD thousands

As at January 1, 2023	1,292
Proceeds from Therapin asset	(45)
Changes in fair value	(787)
Effect of changes in exchange rates	(35)
As at June 30, 2023	425

	June 30	June 30	December 31
	2023	2022	2022
	USD thousands	USD thousands	USD thousands

Short-term other investment	130	137	136
Long-term other investment	295	1,209	1,156
	425	1,346	1,292

Parameters taken into account in the fair value calculation:
Discount rate	18.08%-291.51%

B.	Investment in Wilk Technologies Ltd.

1.
On April 3, 2023, the Company announced its participation in an investment round in Wilk Technologies Ltd. (TASE: WILK), a related party, alongside leading players in the food industry, such as Danone and the Central Bottling Co. Ltd. (owner of Tara, Coca Cola Israel and more). As part of the investment, the Company purchased ordinary shares of Wilk in the amount of $435,000 at a 15% discount to its 45-day average closing price, giving the Company a 2.5% stake in Wilk. Yaron Kaiser is, chairman of the boards of directors of both Wilk, and the Company. Additionally, Arik Kaufman, the CEO of the Company, serves as a director at Wilk. For these reasons, this investment is classified as a related party transaction. For further information see Note 15.

The Company re-measured the asset using a Level 1 fair value measurement, as it has quoted prices in an active markets.

2.	Developments in financial asset at fair value through profit or loss
USD thousands

As at January 1, 2023	-
Investments in ordinary shares	435
Changes in fair value	(27)
Effect of changes in exchange rates	(5)
As at June 30, 2023	403